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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 22, 2003



                             FLAGSTAR BANCORP, INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


           Michigan                     0-22353                 38-3150651
           --------                     -------                 ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

                   5151 Corporate Drive, Troy, Michigan 48098
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                    (Address of principal executive offices)


                                 (248) 312-2000
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               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)



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Item 12. Results of Operations and Financial Conditions (provided under "Item 9.
Regulation FD Disclosure").

         The information required by Item 12 is being provided under Item 9 pursuant to SEC interim filing guidance provided in SEC press release No. 2003-41.

         The information in this Form 8-K is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On April 22, 2003, Flagstar Bancorp, Inc., issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                        FLAGSTAR BANCORP, INC.


Date:   April 24, 2003                  By:   /s/ Michael W. Carrie
                                             -----------------------------------
                                             Michael W. Carrie
                                             Executive Director, Chief Financial
                                             Officer and Treasurer
                                             (Duly Authorized Representative)